Exhibit 99.1

TO: PR NEWSWIRE
DISTRIBUTION
US 2
IRW

                              FOR IMMEDIATE RELEASE

       DEL LABORATORIES, INC. ANNOUNCES FINANCIAL ANALYST CONFERENCE CALL

UNIONDALE, NY May 11, 2006 - - Del Laboratories, Inc. announced today that the Company will hold its financial analyst conference call on Monday, May 15, 2006 at 9:30 AM eastern time to discuss its financial results for the quarter ended March 31, 2006 and recent developments. Participants may join the call by dialing (866) 802-4328, conference I.D. Del Labs.


               CONTACT:      Joseph Sinicropi
                             Executive Vice President
                             Chief Financial Officer
                             726 Reckson Plaza
                             Uniondale, NY 11556
                             (516) 844-2050